UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2012

CoreSite Realty Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-34877	27-1925611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 17th Street, Suite 800 Denver, CO 80265

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (866) 777-2673

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02 Results of Operations and Financial Condition.

On February 23, 2012, CoreSite Realty Corporation (“CoreSite”) issued a press release reporting financial results and operating information for the quarter and year ended December 31, 2011. In addition, the Company made available on its website supplemental operating and financial data for the same period. The text of the press release and the supplemental information package are furnished herewith as Exhibits 99.1 and 99.2, respectively.

The information in this report, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are furnished with this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press Release, dated February 23, 2012.

99.2	Quarter and Year Ended December 31, 2011 Earnings Release and Supplemental Information, dated February 23, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORESITE REALTY CORPORATION

Date: February 23, 2012	By:	/s/ Jeffrey S. Finnin
		Name:	Jeffrey S. Finnin
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

99.1	Press Release, dated February 23, 2012.

99.2	Quarter and Year Ended December 31, 2011 Earnings Release and Supplemental Information, dated February 23, 2012.